UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 22, 2010

LEHMAN BROTHERS HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9466	13-3216325
(State or other jurisdiction Of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1271 Avenue of the Americas

New York, New York

10020

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code:

(646) 285-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	Other Events.

On September 22, 2010, representatives of Lehman Brothers Holdings Inc. (the “Registrant”) participated in a hearing at the United States Bankruptcy Court (the “Court”) where they presented to the Court an updated status report of the Registrant’s bankruptcy proceedings. A presentation, attached hereto as Exhibit 99.1, was provided at the hearing as background information.

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Lehman Brothers Holdings Inc. – The State of the Estate, dated September 22, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEHMAN BROTHERS HOLDINGS INC.

Date: September 22, 2010	By:	/s/ William J. Fox
	Name:	William J. Fox
	Title:	Chief Financial Officer and Executive Vice President

EXHIBIT INDEX

Exhibit No.	Description

99.1	Lehman Brothers Holdings Inc. – The State of the Estate, dated September 22, 2010.